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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated September 15, 2000 included in this Form 8-K, into Flextronics International Ltd's previously filed Registration Statements No.'s 333-87139 and 333-87601 on Form S-3 and Registration Statement No.'s 333-42255, 333-71049, 333-95189, 333-34016 and 333-34698 on Form S-8.



Arthur Andersen LLP


San Jose, California
September 19, 2000